Merger Update November 17, 2025 NYSE: SM | SM-Energy.com NYSE: CIVI | CivitasResources.com

2 Disclaimer Forward-Looking Statements This presentation and the oral statements made in connection therewith relate to, among other things, a proposed business combination between SM Energy and Civitas and contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address events, or developments that SM Energy and Civitas expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “budget,” “continue,” “could,” “effort,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “identify,” “intend,” “may,” “might,” “objective,” “opportunity,” “outlook,” “path,” “plan,” “potential,” “possibly,” “predict,” “projection,” “prospect,” “seek,” “should,” “target,” “upside,” “will,” “would,” and other similar words can be used to identify forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events and anticipated results of operations; business strategies; statements regarding the and its anticipated impact on the combined company's business and future financial and operating results; synergies and other cost savings resulting from the , including the expected timing and magnitude; expectations regarding increased scale; expectations regarding the Company’s CEO transition, COO appointment, and the Company’s post-closing management team and Board of Directors; the expected closing date for the proposed , the Company’s plans to divest of at least $1.0 billion of assets within one year of closing; pro forma descriptions of the combined company and its operational plans and expected results; integration and transition plans; expectations for future inventory growth and cash flow generation, plans to continue paying a fixed quarterly dividend of $0.20 per share; opportunities to reduce debt, interest rates and cost of capital; expectations for margin improvements; and anticipated future performance. However, the absence of these words does not mean that the statements are not forward-looking. All such forward-looking statements are based upon current plans, estimates, expectations, and ambitions that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of SM Energy and Civitas, that could cause actual results to differ materially from those expressed or forecast in such forward-looking statements. The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in these forward-looking statements: the risk that the approval under the Hart-Scott- Rodino Antitrust Improvements Act of 1976 is not obtained or is obtained subject to conditions that are not anticipated by SM Energy and Civitas; uncertainties as to whether the potential will be consummated on the expected time period or at all, or if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; SM Energy's ability to integrate Civitas’ operations in a successful manner and in the expected time period; the Company’s plans to divest of at least $1.0 billion of assets within one year of closing; the occurrence of any event, change, or other circumstance that could give rise to the termination of the , including receipt of a competing acquisition proposal; risks that the anticipated tax treatment of the potential is not obtained; unforeseen or unknown liabilities; customer, stockholder, regulatory, and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential that could be instituted against SM Energy and Civitas or their respective directors; the possibility that the may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the potential on the parties’ business relationships and business generally; risks that the potential disrupts current plans and operations of SM Energy or Civitas and their respective management teams and potential difficulties in SM Energy and Civitas’ ability to retain employees as a result of the ; negative effects of this announcement and the pendency or completion of the proposed acquisition on the market price of SM Energy's or Civitas’ common stock and/or operating results; rating agency actions and SM Energy's and Civitas’ ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches, and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political, or regulatory conditions outside of SM Energy's or Civitas’ control; legislative, regulatory, and economic developments targeting public companies in the oil and gas industry; and the risks described in SM Energy's and Civitas’ respective periodic and other filings with the U.S. Securities and Exchange Commission (“SEC”), including their most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, neither SM Energy nor Civitas undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise. Cautionary Note to Investors The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC’s definitions for such terms. This presentation and the oral statements made in connection therewith may use certain terms, such as “resources,” “potential resources,” “resource potential,” “estimated net reserves,” “recoverable reserves,” and other similar terms that the SEC guidelines strictly prohibit oil and gas companies from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality, and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in SM Energy's Annual Report on Form10- K for the fiscal year ended December 31, 2024, and Civitas’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024. A copy of SM Energy's Annual Report on Form 10-K is available free of charge on SM Energy's website at www.sm-energy.com/investors. A copy of Civitas’ Annual Report on Form 10-K is available free of charge on Civitas’ website at ir.Civitasresources.com/investor-relations. You may also obtain these reports from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.

3 Disclaimer (Cont’d) Non-GAAP Financial Measures This presentation includes financial information not prepared in conformity with generally accepted accounting principles (GAAP). Free Cash Flow is a non-GAAP measure. The companies are unable to provide a reconciliation of forward-looking non-GAAP Free Cash Flow because components of the calculation are inherently unpredictable, such as changes to, and timing of, accruals. The inability to project certain components of the calculation would significantly affect the accuracy of a reconciliation. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial information prepared in accordance with GAAP. No Offer or Solicitation This presentation and the oral statements made in connection therewith are not intended to, and shall not, constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where to Find It In connection with the proposed , SM Energy intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a joint proxy statement of SM Energy and Civitas and a prospectus of SM Energy (the “Joint Proxy Statement/Prospectus”). Each of SM Energy and Civitas may also file other relevant documents with the SEC regarding the proposed . This communication is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that SM Energy or Civitas, as applicable, may file with the SEC in connection with the proposed . After the Registration Statement has been declared effective by the SEC, a definitive Joint Proxy Statement/Prospectus will be mailed to the stockholders of each of SM Energy and Civitas. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SM ENERGY AND CIVITAS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SM ENERGY, CIVITAS, THE PROPOSED AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus, as well as other filings containing important information about SM Energy, Civitas and the proposed , once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SM Energy will be available free of charge on SM Energy’s website at www.sm-energy.com/investors. Copies of the documents filed with the SEC by Civitas will be available free of charge on Civitas’ website at ir.civitasresources.com/investor- relations. The information included on, or accessible through, SM Energy’s or Civitas’ website is not incorporated by reference into this communication. Participants in the Solicitation SM Energy, Civitas and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed . Information about the directors and executive officers of SM Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in SM Energy’s proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2025 (and which is available at www.sec.gov/Archives/edgar/data/893538/000089353825000032/sm-20250404.htm) and a Form 8-K filed by SM Energy on September 8, 2025 (and which is available at www.sec.gov/Archives/edgar/data/893538/000089353825000116/sm-20250904.htm). Information about the directors and executive officers of Civitas, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in a Form 8-K filed by Civitas on August 6, 2025 (and which is available at www.sec.gov/Archives/edgar/data/1509589/000110465925074774/tm2522747d1_8k.htm), a Form 8-K filed by Civitas on May 7, 2025 (and which is available at www.sec.gov/Archives/edgar/data/1509589/000110465925045550/tm2514090d1_8k.htm), and Civitas’ proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2025 (and which is available at www.sec.gov/Archives/edgar/data/1509589/000155837025005077/civi-20241231xdef14a.htm). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed when such materials become available. Investors should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from SM Energy and Civitas using the sources indicated above.

SM Energy is...

A PREMIER OPERATOR EXPANDING SCALE AND INCREASING VALUE OF TOP-TIER ASSETS

	SM[(1)]	CIVI[(2)]	Pro Forma
Net acres	325,000	498,000	823,000
Q3’25 Net production (Mboe/d)	214	336	550
YE24 estimated net proved reserves (MMBoe)	678	798	1,476
2025E CapEx (millions)	$1,385	$1,850	$3,235
Net locations[(3)]	~ 1,250	~ 1,150	~ 2,400

The merger with Civitas:

- ✓ Leverages SM’s focus on operational excellence and execution
- ✓ Delivers a step-change in free cash flow enabling a sustained return of capital to stockholders
- ✓ Expands portfolio of top-tier inventory with long runway
- ✓ Advances leadership in sustainability and stewardship

SM | ENERGY
CIVITAS

(1) *Dated as follows: Net acres (excludes acreage outside of core basins), 2025E CapEx (based on mid-point of full-year guidance range), and Q3’25 net production each as of September 30, 2025; YE24 estimated net proved reserves as of December 31, 2024. Source: company filings/presentations.*

(2) *Dated as follows: Net acres (excludes acreage outside of core basins and impact from announced divestiture of non-core acreage in Q3’25) and 2025E CapEx (based on mid-point of full-year guidance range) as of June 30, 2025; Q3’25 net production as of September 30, 2025; and YE24 estimated net proved reserves as of December 31, 2024. Source: company filings/presentations.*

(3) *Source: Enverus as of December 31, 2024. Represents net uncompleted well locations normalized to 10,000’ laterals based on estimated working interests. Does not include each company’s identified upside locations not reflected by Enverus.*

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5 SM Energy Delivers… VALUE-ENHANCING SCALE IN THE HIGHEST RETURN U.S. SHALE BASINS South Texas Uinta Basin Permian Basin DJ Basin DJ Basin: • Low-cost, high-margin basin • Exceptional free cash flow generation • Sustainability leader South Texas: • Core high-return asset • Commodity mix optionality: oil, gas, NGL • Source of inventory growth/gas potential Permian Basin: • Scale in premier basin • Cornerstone asset with high returns • Upside potential in new intervals Uinta Basin: • Oily high-margin asset • Innovative development of stacked pay • Key source of future inventory growth

6 Transformational Combination Delivering Superior Value UNLOCKING STOCKHOLDER VALUE THROUGH SYNERGIES, ACCRETIVE DIVESTITURES, AND RETURN OF CAPITAL O v e r v i e w ✓ Significant free cash flow to drive balanced returns framework & acceleration to Investment Grade profile ✓ Immediately accretive to key financial metrics before synergies ACCRETIVE DIVESTITURES Enterprise Value ~$12.1 billion(1) Stock-for-Stock 1.45 shares of SM for each CIVI share Pro Forma Ownership(2) 48% / 52% SM Energy / Civitas Headquarters: Denver, CO President and CEO: Beth McDonald(3) Pro Forma Board of 11 Directors 6 SM | 5 CIVI Chairman: Julio Quintana expected to close Q1 2026 SYNERGIES $200–$300 million of annual synergies expected to be actioned during 2026, NPV of $1.0–$1.5 billion,(4) 22%–32% of pro forma market capitalization ✓ Drives cash flow accretion | Equity free cash flow yield 49%–63% higher | Enterprise value cash flow yield 21%–26% higher(5) ✓ Synergies help drive 117%–125% upside per share to NAV, unmatched vs. peers(6) ✓ Targeting at least $1.0 billion of divestitures within 1 year of closing ✓ Committed to capitalize on valuation arbitrage between the asset market and the company’s implied pro forma valuation ✓ Planned divestiture proceeds and increased free cash flow from synergies drive debt reduction to accelerate stockholder return of capital RETURN OF CAPITAL Committed to a balanced capital returns framework–delivering superior returns to stockholders while maintaining through-cycle balance sheet resilience ✓ Asset divestiture pipeline allows for the expected introduction of an enhanced capital return framework within 1 year of closing ✓ Scaled position, enhanced free cash flow, and accretive divestitures are expected to create accelerated path to an investment grade profile (1) As of November 14, 2025. (2) Implied 48% SM Energy / 52% Civitas pro forma ownership as of October 31, 2025, based on a 1.45x exchange ratio, on a fully diluted basis. (3) Beth McDonald is expected to be appointed as President and CEO upon closing of the transaction. (4) Represents PV-10 over 7 years. (5) Assumes 2026 NYMEX strip as of November 14, 2025, and $200–$300 million of annual synergies. (6) Source: Enverus NAV models with SM/CIVI consolidated and pro forma for NPV-10 of $200–$300 million of annual synergies.

7 Announcing the Leadership Team Upon Closing TRUSTED LEADERSHIP SUPPORTED BY A WORLD-CLASS TECHNICAL TEAM (1) Please visit each company’s website for biographies: sm-energy.com/about-us/leadership | civitasresources.com/leadership/. Civitas to appoint the Chair of the Governance and Sustainability Committee and the Chair of the Compensation Committee; SM Energy to appoint the Chair of the Audit Committee. (2) Beth McDonald is expected to be appointed President and CEO and Blake McKenna is expected to be appointed Executive Vice President and Chief Operating Officer upon closing of the transaction. Board of Directors:(1) SM Energy Civitas Resources Julio Quintana — Chairman Bart Brookman Morris Clark Beth McDonald Carrie Fox Ramey Peru Billy Helms Rose Robeson Wouter van Kempen Ashwin Venkatraman Howard Willard III President and Chief Executive Officer — Beth McDonald(2) EVP and Chief Financial Officer — Wade Pursell EVP and Chief Operating Officer — Blake McKenna(2) EVP Corporate Development and General Counsel — James Lebeck Management Team:(1) Returns-Based Technical Focus

8 Synergy-Driven Accretion to Cash Flow and NAV ACCELERATING BALANCE SHEET STRENGTH AND RETURN OF CAPITAL (1) Source: Company generated models using 2026 NYMEX WTI/HH Strip as of 11/14/25, SM/CIVI 2025 published full-year guidance, pro forma for CIVI 2H25 divestitures and $200–$300 million of expected annual synergies; Equity Cash Flow Yield defined as adjusted EBITDAX before hedges, less capital expenditures, less cash taxes, less cash interest, plus synergies, divided by pro forma market cap as of November 14, 2025. (2) Source: Company generated models using 2026 NYMEX WTI/HH Strip as of 11/14/25, SM/CIVI 2025 published full-year guidance, pro forma for CIVI 2H25 divestitures and $200–$300 million of expected annual synergies; Enterprise Value Cash Flow Yield defined as adjusted EBITDAX before hedges, less capital expenditures, less cash taxes, plus synergies, divided by pro forma enterprise value as of November 14, 2025. (3) Source: Company generated models. (4) Source: Enverus NAV models with SM/CIVI consolidated and pro forma for NPV-10 of $200–$300 million of annual synergies. Peers include APA, CHRD, CRGY, CTRA, DVN, MGY, MTDR, MUR, NOG, OVV, PR, and TALO. ✓ Pro forma equity free cash flow yield of 25%–27% 49%–63% higher vs. SM standalone(1) ✓ Pro forma enterprise value cash flow yield of 14%–15% 21%–26% higher vs. SM standalone(2) ✓ NPV-10 of expected synergies: $1.0–$1.5 billion 22%–32% of pro forma market cap(3) ✓ Synergies help drive 117%–125% upside per share to NAV Unmatched vs. peers(4) 0% 5% 10% 15% SM Pro Forma | $200MM Pro Forma | $300MM Enterprise Value Cash Flow Yield 0% 5% 10% 15% 20% 25% 30% SM Pro Forma | $200MM Pro Forma | $300MM Equity Cash Flow Yield -40% -20% 0% 20% 40% 60% 80% 100% 120% 140% Upside per Share to NAV ($65/$3.75) Peer average ~ 3%

Value-Driven Synergies Actioned in 2026

NPV-10 OF SYNERGIES $1.0–$1.5 BILLION, 22%–32% OF PRO FORMA MARKET CAP(1)

Overhead and G&A ($70–$95 million, 21%–28% of category spend(3))	✓ Streamlined corporate structure ✓ Optimized G&A on combined asset base ✓ Track record of rapid integration
D&C and Operational Costs ($100–$150 million, 2%–3% of category spend(3))	✓ Improved cost and capital efficiency ✓ Optimized drilling program ✓ Lower LOE via integration and scale
Cost of Capital ($30–$55 million, 5%–10% of category spend(3) and 40–70 bps savings)	✓ Synergies and accretive divestitures accelerate debt reduction and interest savings ✓ Refinancing opportunities at a lower cost of capital ✓ Path to investment grade profile



Annual Run Rate Synergies(2)
($ millions)
21%
2%
5%
% of Category Spend
7%
1%
5%
Total Potential ~ $300/yr
$70
$100
$30
~$200/yr
$25
$50
$25
$100/yr
$200/yr
Overhead/G&A
D&C/Ops
Cost of Capital
Total 2026 Actioned
Overhead/G&A
D&C/Ops
Cost of Capital
Total Potential
2026 Actioned Synergies
Potential Synergies

SM | ENERGY
CIVITAS

(1) Source: Company generated models.
(2) "Actioned" synergies indicates that management will initiate the necessary steps in 2026, post anticipated Q1 2026 closing date, with full annualized run-rate synergies of $200-$300 million realized in 2027. One-time costs excluded. Estimated non-recurring costs to achieve synergies of approximately $100 million have also been excluded.
(3) Percentage of category spend calculated by dividing respective synergies by the sum of 2026 consensus estimates as of October 31, 2025, for SM standalone and CIVI standalone.

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Deeper Dive: D&C and Operational Synergies

INCREASED SCALE TO DRIVE ACHIEVABLE SYNERGIES AT ONLY ~3% OF CATEGORY SPEND(2)

Drilling and Completion (D&C):
- ✓ Rig & frac fleet optimization
- ✓ Service de-bundling
- ✓ Supply chain integration

Facilities Design:
- ✓ Modular designs
- ✓ Standardized specs
- ✓ Shared contractors

Completions Best Practices:
- ✓ Refined frac design
- ✓ Streamline vendors
- ✓ Fluid optimization

LOE Efficiencies:
- ✓ Strategic sourcing
- ✓ Chemical de-bundling
- ✓ Maintenance rig efficiency

Production Optimization:
- ✓ Production Excellence Center
- ✓ AI lift analytics
- ✓ Pumping by exception (uplift value)



Run Rate Savings by Category(1)
($ millions)
$80
$20
$20
$20
$10
$150
$50/yr
$100/yr
D&C
Facilities Design
Completion Design
LOE Efficiencies
Production Optimization
Total
Total Potential ~$150/yr
Potential Synergies
2026 Actioned Synergies

SM ENERGY
CIVITAS

(1) "Actioned" synergies indicates that management will initiate the necessary steps in 2026, post anticipated Q1 2026 closing date, with full annualized run-rate synergies of $100-$150 million realized in 2027.
(2) Category spend calculated by dividing total potential synergies of $150 million by the sum of 2026 consensus estimates as of October 31, 2025, for SM standalone and CIVI standalone.

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11 Deeper Dive: D&C/Operational Synergies EXPANDED DETAILS D&C/Operational Annual Synergies: $100–$150 million Ample opportunities exist to realize savings in all cost categories across the Company’s combined cornerstone Permian assets. ✓Best Practice Benefits: Apply long-standing and optimized operational processes at Sweetie Peck (since 2006) and RockStar (since 2016) and across the 4 most recent Permian acquisitions since 2023–2025. Application of best practices will be complemented by the benefits of doubling in scale. ✓ Utilize best practices on future wellbore and facility designs ✓ Implement recent AI-driven optimization tools ✓ Improve well productivity by: ✓ Optimizing lateral placement in stacked pay areas ✓ Enhancing completion designs ✓ Applying SM’s differential geoscience capability across the Civitas footprint ✓Scale and Cost Benefits: ✓ Optimize rig and frac fleets (reduced rig / frac moves and lower day rates) ✓ De-bundle services and supplies to get the best pricing by eliminating intermediaries ✓ Integrate supply chains with scale (e.g., OCTG, chemicals, etc.) ✓ Utilize remote monitoring across all material acreage positions

12 Accretive Divestitures AT LEAST $1.0 BILLION OF PLANNED DIVESTITURES WITHIN 1 YEAR OF CLOSING ✓Recently announced asset divestitures by public E&P peers demonstrate a robust A&D market trading at higher multiples. ✓Recent asset divestiture examples include: ✓SM is committed to executing on its planned divestiture target of at least $1.0 billion within 1 year of closing, which would allow for accelerated deleveraging and expedited path to an enhanced return of capital. ✓ The scale of the combined company allows for execution of this strategy while maintaining the size necessary to drive costs lower, realize operational efficiencies, and maintain a resilient balance sheet. ✓$1.3 billion COP Anadarko Basin asset sale ✓$800 million CRGY non-core asset sales ✓$435 million CIVI non-core DJ Basin asset sales ✓$2.3 billion Baytex Eagle Ford asset sale

Balance Sheet Resilient Through the Cycle

ACCELERATED AND CLEAR PATH TO INVESTMENT GRADE CREDIT PROFILE

Resilience

- ✓ Keys to resilient balance sheet:
  - ✓ **Scale** — 2.6x increase in production,[1] 2.2x increase in estimated net proved reserves[2]
  - ✓ **Balance sheet composition** — 100% unsecured capital structure
  - ✓ **Liquidity** — Fully undrawn revolver with ~ $4.4 billion of combined liquidity,[3] which represents:
    - ✓ 55% of total debt
    - ✓ ~95% of market cap[4]
  - ✓ **Leverage** — Conservatively levered with commitment to at least $1.0 billion of planned divestitures within 1 year to reduce debt faster
  - ✓ Asset diversification / optionality

Strengthened Credit Profile

- ✓ Credit rating agencies response recognizes the credit accretive nature of the merger
- ✓ S&P placed SM's BB- credit rating on CreditWatch Positive citing the combined entity's increased size, scale, and diversification.
  - ✓ A single notch upgrade would take SM 2 notches below Investment Grade, before actioning on the planned asset sale program.
- ✓ Fitch placed SM's BB credit rating on Rating Watch Positive citing the combined entity's materially increased production and proved reserves, accretion to post dividend-FCF and further diversified production.
  - ✓ A single notch upgrade would take SM 1 notch below Investment Grade, before actioning on the planned asset sale program

SM | ENERGY
CIVITAS

(1) Based on Q3 2025 reported production of SM Energy and Civitas.
(2) Based on YE 2024 reported estimated net proved reserves of SM Energy and Civitas.
(3) Represents combined liquidity as of September 30, 2025, as calculated from company-prepared documents.
(4) Market cap calculated as of November 14, 2025.

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#21175A #136094 #117DAB #1AA2DE #77AA00 #595959 #F2F2F2 #ED7D31 14 SM Energy is… A PREMIER OPERATOR: Capital Efficiency OWNER OF TOP-TIER ASSETS: High-Quality Inventory with Long Runway A LEADER: Sustainability and Stewardship Focus on Operational Execution Return Capital to Stockholders Expand Portfolio of Top-Tier Inventory 1 2 3 Headquarters Placeholder South Texas Uinta Basin Permian Basin DJ Basin Headquarters A PREMIER OPERATOR EXPANDING SCALE AND INCREASING VALUE OF TOP-TIER ASSETS